Exhibit 99.1

SunEdison, Inc.

Daily Cash Balance Report	SUBJECT TO SECTION 10.07 OF CREDIT AGREEMENT

	Cash Amount Held by:*
($ in actual)	Initial Loan Parties	Specified Subsidiaries	Other	Total
Bank Balance, day ending 5/23	40,018,133	34,763,776	14,019,006	88,800,915
Less: Cash for construction [1] projects	(1,119,606)	(39,237)	(4,046,535)	(5,205,378)

Total Cash Amount[2]	38,898,527	34,724,539	9,972,471	83,595,537

*	Unless otherwise expressly noted, amounts in this Cash Amount Report exclude amounts in any DIP Facilities Blocked Account.

Balance in DIP Facilities Blocked account, day ending 5/23

1	Cash for construction includes cash committed for construction projects and other segregated amounts received on a pass-through basis not available for general corporate purposes.
2	Total Cash Amount does not include Cash Committed for Construction.

13 WCF variance report	HIGHLY CONFIDENTIAL / MAY CONTAIN MNPI - SUBJECT TO NDA

All figures reported in millions of USD.

	Actual					Budget					Variance
Week[1]	1	2	3	4	Cum.	1	2	3	4	Cum.	1	2	3	4	Cum.
Cash Receipts:
North America[2]	2	2	10	2	15	7	8	6	47	68	(5)	(6)	3	(45)	(53)
India	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
China	—	0	—	—	0	—	—	—	—	—	—	0	—	—	0
RSC + GAM	1	1	1	1	4	1	5	2	2	10	(0)	(5)	(1)	(1)	(6)
EMEA + LATAM + ROA	2	32	0	0	34	—	26	—	—	26	2	5	0	0	8
Solar Materials business	0	0	0	0	1	—	—	—	—	—	0	0	0	0	1
HQ (Corporate + TERP/GLBL)	0	—	0	0	0	—	—	—	—	—	0	—	0	0	0
Modules	—	—	—	—	—	—	—		—	—	—	—	—	—	—

Cash Disbursements
North America	(5)	(11)	(5)	(19)	(39)	(62)	(19)	(18)	(67)	(166)	57	8	13	48	126
India	(0)	(1)	(3)	(0)	(4)	(1)	(5)	(1)	(1)	(8)	0	4	(2)	1	4
China	(0)	(0)	—	(0)	(1)	(1)	(0)	—	(2)	(3)	0	0	—	2	2
RSC + GAM	(0)	(2)	(0)	(2)	(4)	(12)	(6)	(5)	(8)	(32)	12	4	5	7	28
EMEA + LATAM + ROA	(3)	(2)	(1)	(3)	(9)	(11)	(18)	(4)	(22)	(55)	7	16	3	19	46
Solar Materials business	(0)	(3)	(0)	(3)	(6)	(1)	(3)	0	(2)	(6)	0	0	(0)	(1)	(0)
HQ (Corporate + TERP/GLBL)	(1)	(2)	(1)	(8)	(13)	(15)	(5)	(9)	(18)	(47)	14	3	8	10	35
Modules	—	—	—	—	—	—	—	—	(3)	(3)	—	—	—	3	3

Cash Receipts Less Cash Disbursements:
North America	(3)	(9)	5	(17)	(24)	(55)	(11)	(12)	(21)	(98)	52	2	16	3	73
India	(0)	(1)	(3)	(0)	(4)	(1)	(5)	(1)	(1)	(8)	0	4	(2)	1	4
China	(0)	(0)	—	(0)	(1)	(1)	(0)	—	(2)	(3)	0	0	—	2	2
RSC + GAM	1	(1)	1	(1)	(0)	(11)	(1)	(4)	(7)	(21)	12	(0)	4	6	21
EMEA + LATAM + ROA	(2)	30	(1)	(2)	25	(11)	8	(4)	(22)	(28)	9	22	3	20	54
Solar Materials business	(0)	(2)	(0)	(3)	(5)	(1)	(3)	0	(2)	(6)	1	0	(0)	(1)	0
HQ (Corporate + TERP/GLBL)	(1)	(2)	(1)	(8)	(13)	(15)	(5)	(9)	(18)	(47)	14	3	8	10	35
Modules	—	—	—	—	—	—	—	—	(3)	(3)	—	—	—	3	3

Notes

1	Week 1 is the week ending on Friday, April 22, 2016.
2	$7.4M receipt for Idaho Solar now included in Variance Report. This receipt was ommitted from the Week 3 report due to previous uncertainty regarding treatment of funds in Blocked Account.

HIGHLY CONFIDENTIAL / MAY CONTAIN MNPI

SUBJECT TO NDA

SunEdison, Inc.

Proposed Budget Update (NDA Version) delivered in connection with the DIP Credit Agreement

Reference is made to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of April 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “DIP Credit Agreement”; capitalized terms used but not defined herein have the meanings assigned thereto in the DIP Credit Agreement), among SunEdison, Inc., a debtor and debtor-in-possession (the “Borrower,” and together with its subsidiaries and affiliates, “SunEdison”), Deutsche Bank AG New York Branch, as the Administrative Agent, and the Lenders and other Persons party thereto from time to time.

DISCLAIMER AND FORWARD-LOOKING STATEMENTS

With the exception of historical information, the matters disclosed in the Budget Proposal are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause SunEdison’s actual results to differ materially from those anticipated in the forward-looking statements include, among other things: (i) SunEdison’s failure to achieve projected cash flows; (ii) greater than expected funding needs; (iii) greater than expected cuts to cash inflows under a controlled wind-down scenario; (iv) SunEdison’s failure to enter into asset sale transactions at the prices and on the terms contemplated by the Budget Proposal or at all; (v) SunEdison’s failure to obtain bankruptcy approval for transactions or other matters; (vi) SunEdison’s ability to retain key management and employees; (vii) adverse action taken by contract counterparties and/or key vendors; (viii) adverse litigation outcomes; (ix) adverse action taken by local regulatory bodies or institutions; (x) SunEdison’s inability to achieve success in core business units and markets; (xi) SunEdison’s inability to obtain the desired rulings or results on the projected timelines; (xii) negative events affecting the value of TerraForm Power, Inc. and/or TerraForm Global, Inc.; (xiii) the ability of SunEdison to develop, prosecute, confirm and consummate a Chapter 11 plan of reorganization; (xiv) the potential adverse effect of the Chapter 11 filing on SunEdison’s liquidity and operations and the risks associated with operating businesses under Chapter 11 protection; (xv) the ability of SunEdison to comply with the terms of the DIP Credit Agreement; (xvi) SunEdison’s ability to obtain additional financing; (xvii) customer response to the Chapter 11 filing; and (xviii) the risk factors or uncertainties listed from time to time in SunEdison’s filings with the Securities and Exchange Commission and with the U.S. Bankruptcy Court in connection with the company’s Chapter 11 filing. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. The information contained in the Budget Proposal does not purport to imply a value to SunEdison under either a going concern or controlled wind-down scenario.

No audit or review, including by SunEdison, has been undertaken by an independent third party of this financial information and data contained, presented or referred to in this presentation. No representations or warranties, express or implied, are made as to the accuracy or reasonableness of such assumptions and projections that have been based thereon. Non-GAAP Financial Measures Certain financial measures included in this Budget Proposal are supplemental measures of the Company’s performance and are not U.S. generally accepted accounting principles (“GAAP”) measures.

Forward-looking statements speak only as of the date of this Budget Proposal. SunEdison undertakes no obligation to provide any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Proposed Budget Update (NDA Version) delivered in connection with the DIP Credit Agreement

13 Week Budget	HIGHLY CONFIDENTIAL
As of May 18, 2016	MAY CONTAIN MNPI SUBJECT TO NDA

USD $M

Date	13-May	20-May	27-May	3-Jun	10-Jun	17-Jun	24-Jun	1-Jul	8-Jul	15-Jul	22-Jul	29-Jul	5-Aug
Receipts:														Total
NAMR	1	2	7	33	1	7	14	17	28	30	3	4	47	193
EMEA/LATAM	1	1	1	—	—	13	29	40	—	—	—	24	—	109
APAC	0	16	—	1	—	1	—	26	—	—	—	—	—	44
Flow Businesses	1	5	3	7	2	1	2	72	0	2	0	8	—	101
HQ	1	—	—	—	—	—	—	—	—	—	—	—	—	1

Total cash receipts	3	24	12	41	3	21	44	154	28	32	4	35	47	449

Disbursements:
NAMR	(2)	(29)	(26)	(18)	(5)	(3)	(15)	(22)	(3)	(1)	(4)	(23)	(43)	(195)
EMEA/LATAM	(3)	(16)	(15)	(11)	(4)	(2)	(16)	3	(0)	(3)	(1)	(6)	(0)	(74)
APAC	(0)	(14)	(0)	(4)	—	(1)	(1)	(11)	(0)	(4)	(4)	(1)	—	(41)
Flow Businesses	(1)	(18)	(9)	(4)	(7)	(5)	(10)	(9)	(4)	(1)	(4)	(3)	(2)	(77)
HQ	(13)	(7)	(7)	(12)	(9)	(17)	(4)	(12)	(2)	(7)	(2)	(4)	(3)	(97)

Total cash disbursements	(18)	(84)	(57)	(49)	(25)	(27)	(45)	(52)	(9)	(17)	(14)	(38)	(47)	(483)

Chapter 11 impacts	(5)	16	170	(25)	(24)	(3)	(1)	(47)	(30)	(0)	(24)	(3)	(22)	2

Net cash flow	(19)	(43)	125	(33)	(46)	(9)	(2)	55	(12)	15	(34)	(5)	(23)	(33)

BOP cash balance	85	66	22	147	114	67	58	56	112	100	115	80	75	85
Net cash flow	(19)	(43)	125	(33)	(46)	(9)	(2)	55	(12)	15	(34)	(5)	(23)	(33)

EOP cash balance	66	22	147	114	67	58	56	112	100	115	80	75	52	52

Notes

Cash balances include amounts deposited in LatAm region that are currently unavailable for use in other regions as well as asset proceed sales deposited in any DIP Facilities Blocked Account